UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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The Children’s Place, Inc.
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EBITDA ($ in millions) per Cap IQ
	FY2010	FY2011	FY2012	FY2013	FY2014
The Children’s Place, Inc.	$ 196	$ 174	$ 173	$ 164	$ 141

Closest Operating Peers
Gymboree	$ 220	$ 158	$ 134	$ 94	$ 74
Justice	163	197	242	196	114

Other Specialty Retail
Abercrombie & Fitch Co.	$ 517	$ 546	$ 595	$ 446	$ 410
Aéropostale, Inc.	452	195	158	(70)	(73)
American Eagle Outfitters, Inc.	481	435	558	356	349
ANN INC.	221	240	265	277	240
Ascena Retail Group Inc.	384	433	467	487	418
The Buckle, Inc.	241	269	292	290	289
Chico’s FAS Inc.	271	327	400	334	287
The Gap, Inc.	2,624	2,044	2,494	2,653	2,635
Tilly’s, Inc.	40	51	56	51	45

Wholesale/Retail
Carter’s, Inc.	$ 275	$ 232	$ 314	$ 371	$ 417

EBITDA CAGR (2010 – 2014)

EBITDA CAGR (2012 – 2014)

Source: Capital IQ, Company filings

Note:	Ascena and Justice figures show LTM data to adjust for mid-year fiscal year end. OshKosh not included as Carter’s disclosure does not allow specific segment EBITDA calculation.
1

EBITDA Margins per Cap IQ
	FY2010	FY2011	FY2012	FY2013	FY2014
The Children’s Place, Inc.	11.7%	10.2%	9.6%	9.3%	8.0%

Closest Operating Peers
Gymboree	20.4%	13.3%	10.5%	7.5%	6.1%
Justice	14.5%	15.8%	17.5%	13.9%	8.5%

Other Specialty Retail
Abercrombie & Fitch Co.	14.9%	13.1%	13.2%	10.8%	10.9%
Aéropostale, Inc.	18.8%	8.3%	6.6%	(3.4)%	(3.9)%
American Eagle Outfitters, Inc.	16.3%	13.9%	16.1%	10.8%	10.6%
ANN INC.	11.2%	10.8%	11.1%	11.1%	9.5%
Ascena Retail Group Inc.	13.5%	14.1%	11.4%	10.1%	8.7%
The Buckle, Inc.	25.3%	25.3%	26.0%	25.7%	25.0%
Chico’s FAS Inc.	14.2%	14.9%	15.5%	12.9%	10.7%
The Gap, Inc.	17.9%	14.0%	15.9%	16.4%	16.0%
Tilly’s, Inc.	12.0%	12.6%	11.9%	10.3%	8.8%

Wholesale/Retail
Carter’s, Inc.	15.7%	11.0%	13.2%	14.0%	14.4%

EBITDA Margin Change (2010 - 2014)

EBITDA Margin Change (2012 - 2014)

Source: Capital IQ, Company filings

Note:	Ascena and Justice figures show LTM data to adjust for mid-year fiscal year end. Justice margins do not include any adjustment for corporate expenses that would otherwise be incurred if they were a standalone operating peer. OshKosh not included as Carter’s disclosure does not allow specific segment EBITDA calculation.
2

EBIT ($ in millions) per Cap IQ
	FY2010	FY2011	FY2012	FY2013	FY2014
The Children’s Place, Inc.	$ 132	$ 108	$ 112	$ 106	$ 91

Closest Operating Peers
OshKosh	$ 19	$ (10)	$ (8)	$ (1)	$ 8
Gymboree	177	100	76	47	30
Justice	125	157	195	135	53

Other Specialty Retail
Abercrombie & Fitch Co.	$ 288	$ 313	$ 371	$ 211	$ 183
Aéropostale, Inc.	394	130	92	(135)	(123)
American Eagle Outfitters, Inc.	342	297	433	237	213
ANN INC.	125	145	167	170	129
Ascena Retail Group Inc.	298	338	331	317	218
The Buckle, Inc.	211	236	258	257	257
Chico’s FAS Inc.	177	228	292	216	164
The Gap, Inc.	1,976	1,452	1,935	2,117	2,071
Tilly’s, Inc.	26	35	39	32	24

Wholesale/Retail
Carter’s, Inc.	$ 243	$ 200	$ 275	$ 306	$ 343

EBIT CAGR (2010 - 2014)

EBIT CAGR (2012 - 2014)

Source: Capital IQ, Company filings

Note: Ascena and Justice figures show LTM data to adjust for mid-year fiscal year end.

3

Fiscal EBIT Margins per Cap IQ
	FY2010	FY2011	FY2012	FY2013	FY2014
The Children’s Place, Inc.	7.9%	6.3%	6.2%	6.0%	5.2%

Closest Operating Peers
OshKosh	7.3%	(3.5)%	(2.8)%	(0.5)%	2.4%
Gymboree	16.5%	8.4%	5.9%	3.8%	2.4%
Justice	11.2%	12.5%	14.1%	9.6%	3.9%

Other Specialty Retail
Abercrombie & Fitch Co.	8.3%	7.5%	8.2%	5.1%	4.9%
Aéropostale, Inc.	16.4%	5.5%	3.9%	(6.4)%	(6.7)%
American Eagle Outfitters, Inc.	11.6%	9.5%	12.5%	7.2%	6.5%
ANN INC.	6.3%	6.6%	7.0%	6.8%	5.1%
Ascena Retail Group Inc.	10.5%	11.0%	8.1%	6.6%	4.5%
The Buckle, Inc.	22.2%	22.2%	23.0%	22.8%	22.3%
Chico’s FAS Inc.	9.3%	10.4%	11.3%	8.3%	6.1%
The Gap, Inc.	13.5%	10.0%	12.4%	13.1%	12.6%
Tilly’s, Inc.	7.7%	8.9%	8.3%	6.4%	4.7%

Wholesale/Retail
Carter’s, Inc.	13.9%	9.5%	11.5%	11.6%	11.8%

EBIT Margin Change (2010 - 2014)

EBIT Margin Change (2012 - 2014)

Source: Capital IQ, Company filings

Note:	Ascena and Justice figures show LTM data to adjust for mid-year fiscal year end. OshKosh and Justice margins do not include any adjustment for corporate expenses that would otherwise be incurred if they were a standalone operating peer.
4

eCommerce Revenue ($ in millions)						CAGR (%)
	FY2010	FY2011	FY2012	FY2013	FY2014	’10 - ’14	’12 - ’14
Children’s Place	$ 151	$ 176	$ 215	$ 246	$ 280	16.6%	14.1%

Closest Operating Peers
OshKosh	-	$ 18	$ 33	$ 47	$ 60	-	34.6%
Gymboree	-	-	-	-	-	-	-
Justice	-	-	-	-	-	-	-

Other Specialty Retail
Abercrombie & Fitch Co.	$ 405	$ 553	$ 701	$ 778	$ 833	19.7%	9.0%
Aéropostale, Inc.	-	-	-	-	-	-	-
American Eagle Outfitters, Inc.	-	-	-	-	-	-	-
ANN INC.	189	248	-	-	-	-	-
Ascena Retail Group Inc.	36	104	160	368	450	-	-
The Buckle, Inc.	62	78	85	89	94	10.9%	5.6%
Chico’s FAS Inc.	-	-	-	-	-	-	-
The Gap, Inc.	1,300	1,600	1,900	2,300	2,500	17.8%	14.7%
Tilly’s, Inc.	-	-	-	-	-	-	-

Wholesale/Retail
Carter’s, Inc.	-	$ 55	$ 110	$ 164	$ 209	-	38.2%

eCommerce as % of Total Revenues						▲ in bps
% of Total Revenue	2010	2011	2012	2013	2014	’10 - ’14		’12 - ’14
Children’s Place	9.0%	10.3%	11.9%	13.9%	15.9%	685	bps	401	bps

Closest Operating Peers
OshKosh	-	6.3%	11.7%	16.3%	17.9%		-	622	bps
Gymboree	-	-	-	-	-		-		-
Justice	-	-	-	-	-		-		-

Other Specialty Retail
Abercrombie & Fitch Co.	11.7%	13.3%	15.5%	18.9%	22.2%	1,056	bps	670	bps
Aéropostale, Inc.	-	-	-	-	-		-		-
American Eagle Outfitters, Inc.	-	-	-	-	-		-		-
ANN INC.	9.6%	11.2%	-	-	-		-		-
Ascena Retail Group Inc.	1.3%	3.4%	3.9%	7.7%	9.4%	808	bps	545	bps
The Buckle, Inc.	6.6%	7.3%	7.5%	7.9%	8.2%	161	bps	66	bps
Chico’s FAS Inc.	-	-	-	-	-		-		-
The Gap, Inc.	8.9%	11.0%	12.1%	14.2%	15.2%	635	bps	307	bps
Tilly’s, Inc.	-	-	-	-	-		-		-

Wholesale/Retail
Carter’s, Inc.	-	2.6%	4.6%	6.2%	7.2%		-	262	bps

Source: Capital IQ, Company filings

Note:	Figures represent each company’s respective FY disclosed e-commerce revenues. (-) noted for companies who do not disclose e-commerce revenue.

Safe Harbor Statement Forward Looking Statements This presentation may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 31, 2015. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by the weakness in the economy that continues to affect the Company’s target customer, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material. Important Additional Information The Children’s Place, Inc. (the “Company”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting. The Company has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Company shareholders. COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed by the Company with the SEC. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.childrensplace.com, by writing to The Children’s Place, Inc. at 500 Plaza Drive, Secaucus, NJ 07094, or by calling the Company’s proxy solicitor, MacKenzie Partners, toll-free at (800) 322-2885. 1